CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR
       WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [*] OR [**]. CONFIDENTIAL INFORMATION OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

                                                               Execution Version

                           SUPPORT SERVICES AGREEMENT

This SUPPORT SERVICES AGREEMENT (this "Agreement") is entered into as of October 24, 2001, by and between VSOURCE (CI) LTD, a corporation organized under the laws of the Cayman Islands with registered offices at Ugland House, South Church Street, PO Box 309, George Town, Grand Cayman, Cayman Islands, British West Indies ("Vsource"), VSOURCE, INC., a corporation organized under the laws of Delaware with offices at 5740 Ralston Street, Suite 110, Ventura, California 93003, USA ("Vsource Parent"), and Gateway Japan Inc., a corporation organized under the laws of the State of Delaware, USA with offices at 610 Gateway Drive, North Sioux City, South Dakota 57049-2000, USA ("Gateway").

WHEREAS,  Gateway and its Affiliates are leading providers of computer products;

WHEREAS, Gateway and its Affiliates are closing down their operations in the Territory and wish to engage Vsource as their exclusive provider of the services required to support the warranty and service obligations of Gateway and its Affiliates with respect to the Gateway Products in the Territory, and Vsource wishes to provide such services on an exclusive basis in accordance with and subject to the terms and conditions of this Agreement; and

WHEREAS, in consideration of Gateway entering into this Agreement, Vsource Parent wishes to guarantee the performance by Vsource of the obligations specified herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.   INTERPRETATION

1.1  In  this  Agreement:

     [*Confidential information omitted and filed separately with the Securities and Exchange Commission];

     "Affiliates" shall mean companies that directly or indirectly through one or more intermediaries, control, or are controlled by, or are under common control with the referenced company and the term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a company, partnership, or other body corporate, whether through the ownership of voting securities, by contract or otherwise;

     "Agreement"  shall  mean  this  Agreement;

     "Confidential Information" shall have the meaning set forth in Section 17 of this Agreement;

     "Customer Database" shall mean the database set forth in Schedule 2 hereto;

     "Effective  Date"  means  November  1,  2001;

     "Equipment" means equipment provided by Gateway to Vsource which is set forth in Schedule 6 to this Agreement;

     "Existing  Gateway  Sub-contractors"  means  those  persons  set  forth  in
     Schedule  5  hereto;

     "Existing Gateway Sub-contracts" means those agreements between the Existing Gateway Sub-contractors and Gateway or an Affiliate thereof that are set forth in Schedule 5 hereto;

     "Fees" shall mean fees to be paid by Gateway to Vsource for the Services in accordance with the prices set forth in Schedule 3 hereto;

     "Force Majeure Event" shall mean an event beyond the reasonable control of the affected party including, without limitation, strike, lock-out, labour dispute (but excluding strike, lock-out and labour dispute involving the employees of the affected party), act of God, war, riot, civil commotion, malicious damage (but excluding malicious damage involving the employees of the affected party), accident, fire, flood, earthquake, typhoon, hurricane, storm, power outage, telecommunication outage or degradation, or compliance with a law or governmental order, rule, regulation or direction;

     "Gateway Marks" shall mean any and all of Gateway's trademarks, words and design marks, trade names, service marks, trade logos and trade dress, and foreign language equivalents thereof, described in Exhibit A attached hereto, and as each may be unilaterally amended from time to time by Gateway (whether registered or not);

     "Gateway Products" shall mean all products sold by Gateway and its Affiliates which are set forth in the Customer Database;

     "Parts"  shall mean the replacement parts for Gateway Products set forth in
     Schedule  6  to  this  Agreement.

     "Personal Information" means information or an opinion (including information or an opinion forming part of a database), whether true or not, and whether recorded in a material form or not, about an individual whose identity is apparent, or can reasonably be ascertained, from the information or opinion;

     "Removed Part" shall mean a defective part that is removed from a Gateway Product and replaced (rather than repaired) in the course of repairing such Gateway Product;

     "Service  Levels"  shall  mean  the service levels set forth in Schedule 4;

     "Services" shall mean the Services set out in Schedule 1 of this Agreement;

     "Sub-contractor" shall mean a sub-contractor of Vsource (or of a Sub-contractor), which may include Affiliates of Vsource, which Vsource (or a Sub-contractor) has engaged to provide the Services;

     "Taxes" shall mean taxes, charges, fees, levies or other assessments of any nature, including, without limitation, any sales, value added, use, excise, real or personal property, withholding, stamp or other taxes, customs, duties or landing fees or other government charges however designated, now or hereafter imposed, collected or assessed by, or payable to, any taxing authority of any country and shall include interest, penalties and additions imposed, collected or assessed or payable with respect to such amount;

     "Technical Information" shall mean technical information relating to the Gateway Products, including, but not limited to, photographs, instruction manuals, drawings, parts lists, technical support tools, and similar types of data and information;

     "Territory" shall mean Asia, including Japan, Hong Kong, Singapore, Malaysia, Australia and New Zealand;

     "Vsource Marks" shall mean any and all of Vsource's trademarks, words and design marks, trade names, service marks, trade logos and trade dress, and foreign language equivalents thereof, and as each may be unilaterally amended from time to time by Vsource (whether registered or not);

     "Warranty" shall mean the warranty and support terms and conditions for each Gateway Product, as set forth in the Customer Database;

     "Warranty Contact Details" shall mean the means of contact provided to each end customer of a Gateway Product in order for such end customer to obtain Warranty support for such end customer's Gateway Product, including without limitation telephone numbers, telefacsimile numbers, e-mail addresses, website addresses and mailing addresses.

1.2 In this Agreement, a reference to (i) a statutory provision includes a reference to the statutory provision as modified or re-enacted or both from time to time and any subordinate legislation made or other thing done under the statutory provision; (ii) a person includes a reference to a government, state, state agency, corporation, body corporate, association or partnership; (iii) a person includes a reference to that person's legal personal representatives, successors and permitted assigns; (iv) the singular includes the plural and vice versa (unless the context otherwise requires); (v) a section, clause, schedule or exhibit, unless the context otherwise requires, is a reference to a section or clause of or schedule or exhibit to this Agreement; and (vi) a "party" means Vsource or Gateway, as indicated by the context, and the "parties" refers to Vsource and Gateway.

1.3  The  headings  in  this  Agreement  do  not  affect  their  interpretation.

2.   APPOINTMENT

2.1 Gateway hereby appoints Vsource, and Vsource hereby accepts such appointment, as Gateway's and its Affiliates' sole provider of the Services within the Territory, subject to the provisions in Section 2.3.

2.2 Subject to prior notice to and consent from Gateway, such notice and consent not to be unreasonably withheld or delayed, Vsource may use Sub-contractors to perform some or all of its duties or obligations under this Agreement. In performing its obligations under this Agreement, Vsource and its Sub-contractors will be entitled to rely upon any instructions, authorisations, approvals or other information provided to Vsource and/or its Sub-contractors by Gateway. Unless Vsource knew or ought to have known of any error, incorrectness or inaccuracy in such instructions, authorisations, approvals or other information, Vsource will incur no liability or responsibility of any kind in relying on or complying with any such instructions or information. Vsource and Vsource Parent shall be jointly and severally liable for the actions, omissions, and performance of their Sub-contractors and their agents and employees.

2.3 Notwithstanding the provisions in Section 2.1, commencing from [**Confidential information omitted and filed separately with the Securities and Exchange Commission], Gateway shall be entitled, in its absolute discretion, to appoint other persons to provide the Services in the Territory in the event that Vsource materially fails to meet the Service Levels for [**Confidential information omitted and filed separately with the Securities and Exchange Commission].

3.   TERM

3.1 This Agreement shall commence on the Effective Date and, unless terminated in accordance with Section 3.2, shall have a term of three years (the "Term"). Gateway shall have the right to renew this Agreement for up to two additional one year terms by giving Vsource not less than 90 days written notice before the expiry of the Term. Any such renewal period will be governed by the same terms and conditions as this Agreement, except as the parties may agree otherwise in writing.

3.2  This  Agreement  may  be  terminated  for  cause  as  follows:

     (a) By Gateway upon sixty (60) days' written notice to Vsource if either Vsource or Vsource Parent commits a material breach of this Agreement and fails to cure the breach within such sixty (60) day period; provided, that Vsource's failure to meet the Service Levels shall not constitute a material breach for purposes of this Section 3.2.

     (b) By Vsource or Vsource Parent upon sixty (60) days' written notice to Gateway if Gateway commits a material breach of this Agreement and fails to cure the breach within such sixty (60) day period.

     (c) By Gateway immediately upon written notice to Vsource if Vsource or Vsource Parent files for or has instituted against it any proceedings as to its bankruptcy, insolvency, reorganization, judicial management, receivership, liquidation or dissolution or there is an assignment for the benefit of creditors or it ceases to carry on business as presently conducted, or if its ability to comply with all of its obligations under this Agreement becomes materially impaired for any reason, including but not limited to any such impairment arising from a material adverse change in its financial condition or operations.

     (d) By Vsource or Vsource Parent immediately upon written notice to Gateway if Gateway or Gateway Inc. files for or has instituted against it any proceedings as to its bankruptcy, insolvency, reorganization, judicial management, receivership, liquidation or dissolution or there is an assignment for the benefit of creditors or ceases to carry on business as presently conducted, or if its ability to comply with all of its obligations under this Agreement becomes materially impaired for any reason, including but not limited to any such impairment arising from a material adverse change in its financial condition or operations.

     (e) By Gateway upon thirty (30) days written notice if (i) commencing from [**Confidential information omitted and filed separately with the Securities and Exchange Commission], Vsource materially fails to meet the Service Levels for [**Confidential information omitted and filed separately with the Securities and Exchange Commission]; (ii) commencing from [**Confidential information omitted and filed separately with the Securities and Exchange Commission], Vsource materially fails to meet the Service Levels for more than [**Confidential information omitted and filed separately with the Securities and Exchange Commission]; (iii) Vsource or Vsource Parent assigns this Agreement to any other party without the prior written consent of Gateway; or (iv) control of Vsource or Vsource Parent is transferred to any person(s) other than such person(s) who are in control of Vsource or Vsource Parent on the Effective Date.

     (f)  By  Gateway  pursuant  to  Schedule  3.

3.3 Upon termination of this Agreement by Gateway pursuant to Section 3.2, Vsource shall (a) provide Gateway with access to its information systems, files and records (including the Customer Database) as reasonably required for Gateway or a person designated by Gateway to assume the Services, (b) if instructed to do so by Gateway in writing, use its best efforts to procure the novation or assignment of each contract with a Sub-contractor used to provide the Services as soon as practicable after the termination of this Agreement, (c) and comply with Gateway's reasonable instructions to otherwise cause and assist the orderly transition and migration of the Services from Vsource to Gateway or a third party service provider as directed by Gateway.

3.4 Termination of this Agreement does not affect the accrued rights and obligations of a party hereunder at the time of termination. Sections 3.3, 4 (as to accrued Fees and Taxes and interest thereon), 5.4(b), (g) and (h), 8.3, 11, 12, 13, 15, 17, 18, 20, 21 and 22.2 will survive the termination of  this  Agreement  and  continue  in  full  force  and  effect.

3.5 Vsource acknowledges that Gateway's critical business operations are reliant on the continuity of the provision of the Services under this Agreement. Vsource will not, and warrants and represents that it will not, withhold the Services due to any dispute arising out of or in relation to this Agreement, unless the Agreement is terminated by Vsource in accordance with this Agreement.

4.   FEES

4.1 Vsource will invoice Gateway twice a month, on the 15th day of the month and on the last day of the month, for Fees incurred during the invoiced period. If the 15th day or last day of a month is not a day that banks in Kuala Lumpur, Malaysia would be open for business, then Vsource shall invoice Gateway on the next day that such banks would be open. All Fees will be priced and invoiced in US dollars.

4.2 During the first six months of this Agreement, payment from Gateway on each invoice is due within 15 days after the date of the invoice, and thereafter payment from Gateway is due within 30 days after the date of an invoice. [*Confidential information omitted and filed separately with the Securities and Exchange Commission]. Interest shall accrue notwithstanding termination of this Agreement for whatever reason, except if terminated by Gateway pursuant to Section 3.2(a) or 3.2(e)(i) or (ii).

4.3 Gateway acknowledges and agrees that the Fees do not include any Taxes. If Gateway is or was required by law to make any deduction or withholding for Taxes from any payment due under this Agreement, then notwithstanding anything to the contrary in this Agreement, the gross amount payable by Gateway to Vsource will be increased so that, after any such deduction or withholding for Taxes, the net amount received by Vsource will not be less than the amount Vsource would have received had such deduction or withholding not been required. Gateway will not be responsible for reimbursing or grossing up Vsource for any Taxes on any fees payable by Vsource to its Sub-contractors.

4.4 Upon execution of this Agreement, Gateway will [*Confidential information omitted and filed separately with the Securities and Exchange Commission]. Beginning [*Confidential information omitted and filed separately with the Securities and Exchange Commission], Vsource will [*Confidential information omitted and filed separately with the Securities and Exchange Commission]. Vsource and Vsource Parent agree that the [*Confidential information omitted and filed separately with the Securities and Exchange Commission] will only be used for working capital purposes and not for any other purpose, including payment to shareholders, related parties (other than Affiliates that are Sub-contractors), or creditors (excluding Sub-contractors). Vsource Parent unconditionally and irrevocably guarantees the repayment obligations of Vsource under this Section 4.4. In the event that some or all of the [*Confidential information omitted and filed separately with the Securities and Exchange Commission] is due and owing to Gateway upon the termination of this Agreement in accordance with Section 3, then such amount shall be paid to Gateway by Vsource or Vsource Parent within 15 days after the date of termination.

5.   OBLIGATIONS  OF  VSOURCE

5.1 Vsource shall provide each of the Services described in Schedule 1 on and from the Effective Date in the Territory as required to support the Warranty for each Gateway Product. Vsource shall perform the Services in accordance with the Service Levels set out in Schedule 4.

5.2 Vsource represents and warrants that it and its Sub-contractors shall: (i) perform the Services with reasonable skill and care in accordance with the Service Levels; (ii) comply with all applicable laws and regulations in the performance of its obligations hereunder; (iii) be responsible for obtaining and maintaining all necessary licences, permits, registrations and consents from the relevant authorities in the Territory to provide the Services; and (iv) ensure that all personnel assigned to the performance of its obligations hereunder will have all the skill, experience, qualifications and knowledge reasonably necessary to carry out the tasks assigned to them and will adopt reasonable and proper standards of behaviour. Vsource agrees that Gateway will have no liability to it for any former Gateway employees who are employed by Vsource and hereby releases and discharges Gateway from any liability in this regard.

5.3 Vsource represents and warrants that it has taken all requisite corporate and other action to approve the execution, delivery and performance of this Agreement and agrees to produce to Gateway evidence of such action upon reasonable request.

5.4 (a) Vsource shall, with effect from the Effective Date, (i) be solely responsible for all fees and expenses incurred under the Existing Gateway Sub-contracts and (ii) observe and perform all of Gateway's obligations under the Existing Gateway Sub-contracts as though Vsource was an original party thereto in place of Gateway. Gateway shall be entitled to reimbursement of or credit for any such fees and expenses it pays on behalf of Vsource. All fees and expenses accruing prior to the Effective Date under the Existing Gateway Sub-contracts shall be the sole obligation of Gateway.

     (b) Gateway shall indemnify Vsource for all damages, costs (including legal costs on an indemnity basis) and expenses suffered or incurred by Vsource, directly or indirectly, as a result of any claims or damages arising from a cause of action relating to any Existing
          Gateway Sub-contractor or any Existing Gateway Sub-contract that occurred prior to the Effective Date. Vsource and Vsource Parent shall jointly and severally indemnify Gateway against all losses, damages, liabilities, claims, and expenses (including but not limited to legal costs on an indemnity basis) whatsoever incurred by Gateway arising from a cause of action relating to any Existing Gateway Sub-contractor, any Existing Gateway Subcontract, any contract between Vsource and a Sub-contractor, or provision of the Services that occurred after the Effective Date.

     (c) Gateway shall use its reasonable endeavours to procure the novation or assignment of each Existing Gateway Sub-contract to Vsource or a designated Affiliate thereof as soon as practicable after the Effective Date. Except as specified in Section 5.4(d), Vsource and Gateway shall each bear its own legal costs incurred in the novation or assignment of any Existing Gateway Sub-contract; provided, that Gateway shall bear all stamp duties and other similar taxes relating to such novation or assignment.

     (d) Vsource shall, and shall procure that any relevant Affiliate shall, execute all documents and do all things necessary as reasonably required by Gateway for the purpose of novating or assigning, as the case may be, the Existing Gateway Sub-contracts to Vsource or a designated Affiliate; provided, that if any additional costs or fees are required to be paid to an Existing Gateway Sub-contractor that are in the nature of inducements to cause such Existing Gateway Sub-contractor to consent to the novation or assignment, including without limitation deposits or advance payments or legal fees incurred by an Existing Gateway Sub-contractor in connection with the novation or assignment, such costs or fees shall be borne solely by Gateway, and if Gateway is not willing to bear such costs or fees with respect to an Existing Gateway Sub-contract, then Vsource shall not be obligated to consent to the novation or assignment of such Existing Gateway Sub-contract or assume any of Gateway's or its Affiliate's obligations thereunder. In the event that Gateway bears any such costs or fees and such costs or fees represent advance payments, prepayments, deposits or the like, to the extent that such monies are not directly repaid by the Existing Gateway Sub-contractor to Gateway, Vsource shall be required to repay such amounts to Gateway within 15 days of the date that any such monies are repaid by the Existing Gateway Sub-contractor to Vsource or such advance payments are drawn down on by Vsource.

     (e) In the event that Gateway, for any reason whatsoever, is unable to procure the novation or assignment of an Existing Gateway Sub-contract to Vsource or a designated Affiliate thereof, Vsource shall enter into an arrangement, as Gateway deems reasonably appropriate, with Gateway for all of the expenses and fees arising after the Effective Date under such Existing Gateway Sub-contract to be borne directly by Vsource and to require Vsource to observe and perform all of Gateway's obligations under such Existing Gateway Sub-contract as though Vsource was an original party thereto in place of Gateway.

     (f) Prior to the execution of any agreement with a Sub-contractor, Vsource shall provide Gateway with a copy of the proposed final agreement at least three business days prior to the execution of such agreement. Vsource shall thereafter provide Gateway with a copy of each agreement it executes with a Sub-contractor and with any subsequent modifications, revisions, or amendments thereto. Vsource shall include in each agreement it executes with a Sub-contractor a provision permitting Vsource to assign such agreement to Gateway without the consent of the Sub-contractor, and upon or following the termination of this Agreement in accordance with Section 3 Vsource shall so assign the contract to Gateway if instructed to do so by Gateway in writing.

     (g) No Gateway-owned Microsoft Certificates of Authenticity or physical product may be held by or at Vsource or a Sub-contractor without Gateway's prior written approval.

     (h) With respect to any "upselling" activities to customers in which Vsource may propose to engage, Vsource shall provide Gateway with prior written notice and shall ensure that such activities comply with all relevant local laws and its obligations under this Agreement, including with respect to privacy laws, and that it shall have the sole warranty and support responsibility for such sales.

6.   GATEWAY'S  Obligations

6.1  Gateway  represents  and  warrants  that:

     (a) The Customer Database is true and complete to the best of its knowledge;

     (b) It has provided Vsource with a true executed copy of each Existing Gateway Sub-contract;

     (c) It has taken all requisite corporate and other action to approve the execution, delivery and performance of this Agreement and agrees to produce to Vsource evidence of such action upon reasonable request.

6.2 Gateway represents that all Warranty Contact Details are valid and in effect as of the Effective Date and, with respect to those Warranty Contact Details that are not assigned or transferred to Vsource, Gateway shall ensure that inquiries to such Warranty Contact Details will be automatically routed to a Vsource technical support service center. If any Warranty Contact Details become invalid during the term of this Agreement, Gateway shall promptly notify Vsource and each affected end customer and provide each affected end customer with new Warranty Contact Details that comply with this Section 6.2.

6.3 Gateway acknowledges that the support and co-operation of Gateway and its Affiliates is required by Vsource and its Sub-contractors in order for them to provide the Services and perform their obligations under this Agreement efficiently and effectively. Gateway therefore agrees to provide its, and to procure that its Affiliates provide their, support and co-operation to Vsource and its Sub-contractors as reasonably required to perform the Services and perform their obligations under this Agreement, especially in ensuring that Vsource and its Sub-contractors are able to gain access to personnel and information of Gateway and its Affiliates as reasonably required from time to time. In this regard, Gateway and Vsource agree to negotiate in good faith as to the transfer of the lease of Gateway's call center in Osaka, Japan, and the assets contained therein, terms to be agreed in a separate contract.

6.4 Gateway agrees to use its best efforts to transfer its license of Primus, a knowledge base application utilized in Japan, to Vsource. On or after the Effective Date, Gateway will configure its technical support web sites for countries in the Territory such that emails sent to such web sites will be automatically routed to mailboxes designated by Vsource.

7.   REPORTING

7.1 Vsource will provide the reports listed in Schedule 7 to Gateway at the times set forth therein. All reports prepared by Vsource under this section and the results of such reports will be regarded as Confidential Information for purposes of this Agreement.

7.2 Subject to restrictions under the federal securities laws and regulations of the United States, and any other jurisdiction to which a party is subject, each party will periodically update the other party on its and its Affiliates' financial condition and business operations, including material adverse developments. In particular, each party will inform the other party if it reasonably expects that (1) it will file for or have instituted against it any proceedings as to its bankruptcy, insolvency, reorganization, judicial management, receivership, liquidation, dissolution, or listing on a stock exchange; (2) there will be an assignment for the benefit of creditors; or (3) it will cease doing business.

8.   SPARE  PARTS;  EQUIPMENT

8.1 On or prior to November 1, 2001, Gateway will sell the Parts and Equipment, in the quantities set forth in Schedule 6 to this Agreement, to Vsource for [*Confidential information omitted and filed separately with the Securities and Exchange Commission]. Gateway will deliver, [*Confidential information omitted and filed separately with the Securities and Exchange Commission], all of the Parts and Equipment to locations designated by Vsource. Gateway warrants that: (a) the types of Parts set forth in Schedule 6 are sufficient for Vsource to meet its repair and replace obligations during the term of this Agreement, and (b) the Parts will conform to Gateway's Warranty and the relevant manufacturer's warranty for the term of this Agreement. Gateway will, at its own cost, repair or replace, or reimburse Vsource for the replacement cost of, any defective or non-conforming Parts.

8.2 Gateway shall provide Vsource with a schedule setting forth each Part and Removed Part that is covered by a manufacturer's warranty. Gateway shall cause each manufacturer to repair or replace Parts or Removed Parts returned to such manufacturer by Vsource to the same extent and in the same manner as if such Parts or Removed Parts had been returned by Gateway.

8.3 Once a Part has been sold and delivered to Vsource, title to such Part shall vest in Vsource, and Vsource shall bear the entire risk of loss or damage, including shrinkage, and any storage costs, for any Parts from the moment Vsource takes possession of that Part (which shall be deemed to be the time that a Part is delivered by Gateway to a location designated by Vsource). In the event this Agreement is terminated before the end of the Term, Vsource shall within 15 days of the date of termination sell any remaining Parts and Equipment it purchased from Gateway back to Gateway at [*Confidential information omitted and filed separately with the Securities and Exchange Commission] and shall reasonably cooperate with Gateway in transferring such Parts and Equipment to facilities designated by Gateway.

8.4 Title in each Removed Part shall vest in Vsource once such Removed Part has been removed from a Gateway Product and replaced. Vsource shall bear all costs relating to the return and repair of such Removed Parts. Vsource may use any vendor it chooses, including Gateway or any Affiliate thereof, to repair or replace any Removed Parts.

9.   TECHNICAL  INFORMATION  AND  TRAINING

9.1 Gateway has furnished to Vsource, without charge, such reasonable quantities of Technical Information as are necessary for Vsource and its Sub-contractors to properly perform the Services. On or prior to the Effective Date, Gateway will permit Vsource to transfer to its systems the following data and materials relating to the Gateway Products: (i) contents of Gateway's Asian, Australian/New Zealand, and Japan intranets; (ii) all English- and Japanese-language knowledge bases (in a format mutually agreed upon by Vsource and Gateway); and (iii) all English- and Japanese-language training materials. Gateway authorizes the Existing Gateway Sub-contractors to duplicate and provide Vsource with any Technical Information that Gateway has heretofore provided to such Existing Gateway Sub-contractors. Gateway will render to Vsource further updates to all Technical Information provided hereunder from time to time promptly after such updates become available. Upon termination of this Agreement, the Technical Information shall, upon written request by Gateway, be destroyed or returned to Gateway at Gateway's option. Technical Information shall be considered Confidential Information for purposes of this Agreement.

9.2 Gateway hereby grants Vsource the right to modify, incorporate, duplicate, reproduce and distribute Technical Information to its employees and its Sub-contractors (i) for internal training purposes and (ii) as reasonably required to provide the Services; provided, that any modifications shall not render the Technical Information incomplete or inaccurate. Vsource shall provide the said modified documentation to Gateway for approval ten
     (10) days prior to distribution to its employees and Sub-contractors. Vsource shall not distribute nor render the training material or copies of the same to any third party whatsoever (other than Sub-contractors).

9.3 Gateway represents and warrants that the training that it has provided to Vsource with respect to the Gateway Products is reasonably adequate for Vsource to provide the Services.

9.4 In relation to the provision of Services in Australia, Gateway will train Vsource and its Sub-contractors in accordance with its Trade Practices Act compliance manual and obligations. Vsource will make available, at no cost to Gateway, all its personnel that provide Services in Australia to receive such training and will assure that such personnel attend such training. Vsource will ensure that it and its employees and Sub-contractors act in accordance with Gateway's Trade Practices Act compliance program and comply with the provisions of Trade Practices Act 1974 (Cth) (or equivalent legislation) and will ensure that neither itself nor its employees or Sub-contractors cause Gateway to be in contravention of the provisions of Trade Practices Act (or equivalent legislation).

9.5 Vsource acknowledges that Gateway will require Vsource and its Sub-contractors to refer certain customer inquiries to third parties for resolution, including with respect to internet access service (Japan and Australia), recycling (Japan), and trade-in programs. Vsource and Gateway jointly acknowledge the need to develop a mutually agreeable customer escalation process. Both parties agree to put in place such procedures and to monitor them to ensure satisfactory operation.

10.  AUDITS

10.1 Vsource shall establish and maintain at its own costs a bookkeeping, accounting, record keeping, and records retention system consistent with generally accepted accounting principles. Vsource shall keep full, complete, accurate, and updated records pertaining to its operations and the performance by Vsource and its Sub-contractors pursuant to this Agreement. Vsource shall allow Gateway personnel, upon reasonable notice and during normal business hours, to review and audit Vsource's facilities, operations, books, and records to confirm compliance with the requirements of this Agreement. Vsource and Vsource Parent shall, within six months after the close of their respective financial years, provide Gateway with a set of its annual audited financial statements prepared in accordance with generally accepted accounting principles.

11.  TRADEMARKS

11.1 Gateway grants Vsource a non-exclusive non-transferable license to use, without cost, the Gateway Marks during the term of this Agreement, solely for the purpose of performing its obligations under this Agreement. Vsource shall not assign, sublicense, make available or otherwise transfer or disclose any right to use, develop or otherwise enjoy any of the Gateway Marks without the prior written consent of Gateway. Vsource agrees not to alter the trademarks, trade names, copyright notices and designs of any Gateway Product. Vsource acknowledges and agrees that Gateway retains all of its right, title and interest in and to the Gateway Marks and all use of the Gateway Marks by Vsource shall inure to the benefit of Gateway. Gateway retains the right to specify and approve the quality and standards of all materials or any website in which the Gateway Marks are displayed and to inspect, from time to time, samples of such materials. Vsource shall not at any time during or after this Agreement, assert any claim or interest in or do anything which may adversely affect the validity or enforceability of any of the Gateway Marks. Vsource shall not register, seek to register or cause to be re-registered any of Gateway's trademarks, logos, copyrights, including the Gateway Marks, without Gateway's prior written consent. Vsource shall not adopt or use such trademarks, trade names, logos or insignias or any confusingly similar work or symbol as part of Vsource' company or partnership name. Vsource agrees to endeavor to report to Gateway all infringement or improper or unauthorized use of Gateway's trademarks, trade names, logos or insignia including the Gateway Marks which comes to the attention of Vsource.

11.2 Vsource grants Gateway a non-exclusive license to use, without cost, the Vsource Marks during the term of this Agreement, solely for the purpose of performing its obligations under this Agreement. Gateway acknowledges and agrees that Vsource retains all of its right, title and interest in and to the Vsource Marks and all use of the Vsource Marks by Gateway shall inure to the benefit of Vsource. Vsource retains the right to specify and approve the quality and standards of all materials or any website in which the Vsource Marks are displayed and to inspect, from time to time, samples of such materials. Gateway shall not at any time during or after this Agreement, assert any claim or interest in or do anything which may adversely affect the validity or enforceability of any of the Vsource Marks. Gateway shall not register, seek to register or cause to be re-registered any of Vsource's trademarks, logos, copyrights, including the Vsource Marks, without Vsource's prior written consent. Gateway shall not adopt or use such trademarks, trade names, logos or insignias or any confusingly similar work or symbol as part of Gateway's company or partnership name. Gateway agrees to endeavor to report to Vsource all infringement or improper or unauthorized use of Vsource's trademarks, trade names, logos or insignia including the Vsource Marks which comes to the attention of Gateway.

11.3 Notwithstanding Section 11.1, Vsource is not permitted to register a domain name which incorporates any of the Gateway Marks unless Vsource obtains prior written consent from Gateway and only subject to any conditions Gateway may impose. Gateway hereby consents to the use of the domain name "Gateway2U.com" by Vsource and its Sub-contractors when responding to email inquiries from customers of Gateway Products.

12.  INDEMNIFICATION

     Vsource and Vsource Parent shall jointly and severally indemnify, defend and hold harmless Gateway, its Affiliates and their respective officers, directors, employees, and contractors (each such person, an "Indemnified Person") from and against any and all damages, penalties, losses, liabilities, judgments, settlements, awards, costs and expenses (including reasonable attorneys' fees), arising out of or related to any claims, assertions, demands, causes of action, suits, proceedings or other actions, whether at law or in equity ("Claims"), alleging (i) that any Service, or the use of any part thereof infringes, misappropriates or violates any patent, copyright, trademark, trade name, trade secret or other intellectual property right of a third party, (ii) that the Services, or that Vsource or its employees, violates any applicable law, rule, regulation or judicial or administrative order, (iii) any injury (including death) or damage to a person or tangible personal property solely to the extent it arises out of or is in connection with the performance of the Services and is proximately caused by Vsource or any person, firm or corporation directly or indirectly employed or engaged by Vsource to perform the Services, (iv) that Vsource and/or its Sub-Contractors failed to comply with the Service Levels, (v) that Vsource has materially breached any of its representations, warranties, covenants or obligations under this Agreement, or (vi) any actions, omissions, and/or performance of Vsource's Sub-Contractors and/or their agents and employees (including Existing Gateway Sub-Contractors) from and after the Effective Date. Gateway shall provide timely written notice of any Claim described in this Section 12, and provide reasonable information and assistance to Vsource, at Vsource's expense, in the defense or settlement of such Claim. Gateway, at its option and cost, may be represented by and participate through its own counsel in such suit, action, proceeding, or settlement. Vsource shall not agree to any settlement or other resolution of any claim that adversely impacts Gateway without the prior written consent of Gateway.

13.  LIMITATION  OF  LIABILITY

13.1 EXCEPT FOR THE WARRANTIES EXPRESSLY PROVIDED BY IT HEREIN, EACH PARTY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


13.2 IN NO EVENT WILL ANY OF VSOURCE, VSOURCE PARENT OR GATEWAY, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, AFFILIATES AND SUB-CONTRACTORS, BE LIABLE FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING WITHOUT LIMITATION, ANY LOST PROFITS OR SAVINGS, RESULTING FROM ANY CAUSE WHATSOEVER, INCLUDING NEGLIGENCE OR OTHER TORTS, PRODUCT DEFECTS OR MALFUNCTIONS OR THE BREACH OF THIS AGREEMENT, IN EITHER CASE REGARDLESS OF THE FORM OF LEGAL ACTION AND EVEN IF SUCH PERSON HAS BEEN NOTIFIED OF THE POSSIBILITY OF THE OCCURRENCE OF SUCH DAMAGES.

13.3 UNLESS OTHERWISE PROVIDED ELSEWHERE IN THIS AGREEMENT, NONE OF VSOURCE, VSOURCE PARENT OR GATEWAY SHALL BE LIABLE FOR ANY LOSS OR DAMAGES, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, IN EXCESS OF US$10,000,000; PROVIDED, THAT THE FOREGOING LIMITATION SHALL NOT OPERATE TO EXCLUDE OR RESTRICT ANY PERSON'S LIABILITY FOR LOSS OR DAMAGES ARISING FROM SUCH PERSON'S INTENTIONAL MISCONDUCT OR FOR DEATH OR PERSONAL INJURY RESULTING FROM SUCH PERSON'S GROSS NEGLIGENCE.

14.  INSURANCE

     The parties acknowledge that Vsource has provided Gateway with information on (and shall follow up with copies of certificates of insurance evidencing the same) its insurances which are currently in effect that provide Vsource coverage for damages arising out of physical injury or damage caused either directly or indirectly by the acts, errors or omissions (negligent or otherwise) of Vsource, its Sub-contractors or its or their employees, in the performance of the Services and Vsource's obligations under this Agreement. Vsource agrees that during the term of this Agreement, it shall not cancel or reduce the coverage of or otherwise modify the terms of such insurances in any respect that would have a material adverse impact on Gateway including coverage limits and deductibles without the prior written approval of Gateway.

15.  U.S.  EXPORT  CONTROLS

     The parties refer to the U.S. Export Administration Regulations ("EAR") and the Commerce Control list therein. The parties agree that they will not re-export any technical data or software programs received from the other party or any direct products thereof without first obtaining the permission of the U.S. Department of Commerce or State, either in writing or as provided by an applicable regulation. Such permission is required in addition to any authorization required to be obtained from the other party. The parties agree that they shall not use or transfer without U.S. Government permission U.S. Origin products, technology, or software of any type if the party knows that the products, technology, or software will be used in the design, development, production, or use of missiles, chemical or biological weapons, sensitive nuclear end uses in certain specific countries of concern designated from time to time by the Commerce Department in Part 778 of the U.S. Export Administration Regulations, as amended from time to time. This requirement shall survive the term or termination of this Agreement.

16.  RELATIONSHIP  MANAGEMENT;  NOTICES

16.1 Vsource and Gateway shall each designate a person who shall be its point of contact with respect to all matters relating to the Services and terms and conditions of this Agreement. Unless and until notice is given otherwise, such point of contact shall be:

     For  Vsource  or  Vsource  Parent:     For  Gateway:
     ---------------------------------      ------------
     c/o  NetCel360  Sdn  Bhd               Gateway  Japan,  Inc.
     Level  12,  Wisma  Kia  Peng           610  Gateway  Drive
     No.  3,  Jalan  Kia  Peng              North  Sioux  City,  SD  57049-2000
     50450  Kuala  Lumpur,  Malaysia        USA
     Attn:  Chief  Operating  Officer       Attn:  Mark  Halliden
     Tel:  6-03-7490-8000                   Tel:  (858)  848-3844
     Fax:  6-03-7490-8008                   Fax:  (858)  848-2586

                                            With  a  copy  to:
                                            Gateway  Companies,  Inc.
                                            14303  Gateway  Place
                                            Poway,  CA  92064
                                            USA
                                            Attn:  General  Counsel
                                            Tel:  (858)  848-3401
                                            Fax:  (858)  848-2525


16.2 Gateway or Vsource, as the case may be, may designate another person to perform such function and shall notify the other party in writing of the name and contact details of such person.

16.3 Any notice under or in connection with this Agreement shall be in writing and shall be: (i) delivered personally; (ii) sent by courier or registered mail, proper postage prepaid; or (iii) sent by fax, with electronic confirmation. Notice is deemed to have been duly given: (i) if delivered personally, when left at the address referred to in Section 16.1; (ii) if by courier, one day after posting it and if by registered mail, seven days after posting it; and (iii) if sent by fax, on completion of transmission by the recipient.

17.  CONFIDENTIALITY

     In negotiating and implementing this Agreement, each party ("Disclosing Party") may transmit to the other party ("Receiving Party") certain proprietary and confidential information. Receiving Party agrees that, for the subsistence of this Agreement and a period of three (3) years after expiration or termination of this Agreement, it shall not disclose any information it receives from Disclosing Party that is marked either CONFIDENTIAL, PROPRIETARY, STRICTLY PRIVATE, or INTERNAL DATA, or, if presented orally or visually, is described as being confidential, proprietary, strictly private or internal only (collectively "Confidential Information"), to any other third party, person, corporation or entity; nor shall Receiving Party use Confidential Information for its own benefit, except as provided herein. Receiving Party will limit disclosure of Confidential Information to those officers, directors, employees, agents or sub-contractors having a reasonable need to know of such Confidential
     Information. Receiving Party acknowledges that each of its officers, directors, employees, agents and sub-contractors shall be obligated by this Agreement to protect any Confidential Information. Any reliance on Confidential Information disclosed hereunder is at Receiving Party's own risk. Nothing contained in this Section 17 shall grant or imply any rights by license, estoppel or otherwise. Confidential Information as used herein does not include information which: (i) is in the public domain at the time of its disclosure or which enters the public domain at any time after such disclosure through no fault of Receiving Party, (ii) is generally disclosed to third parties by Disclosing Party without restriction, (iii) is communicated to Receiving Party by a third party having a right to do so without restriction on nondisclosure, or (iv) is approved for release by written authorization of Disclosing Party. Notwithstanding the foregoing, Receiving Party may disclose Confidential Information without the authorization of Disclosing Party if disclosure is required by law, a governmental or regulatory authority having jurisdiction over Receiving Party or a stock exchange on which the securities of Receiving Party are listed; provided, that Receiving Party shall disclose only the minimum portion of the Confidential Information which is legally required to be disclosed; and provided, further, that in such circumstances, Receiving Party shall provide Disclosing Party with as much advance written notice as practicable and shall make reasonable efforts to preserve the confidentiality of the Confidential Information, including, without limitation, by cooperating with Disclosing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. Vsource shall ensure that each Sub-contractor is bound by obligations of confidentiality no less onerous than as provided in this section. Upon termination of this Agreement, each party must return or destroy (at the other party's option and cost) all Confidential Information of the other party and must provide a declaration from an officer certifying compliance with this section.

18.  PROVISION  OF  INFORMATION

18.1 Gateway acknowledges that it is transferring to Vsource and its Sub-contractors Personal Information relating to end users of Gateway Products and represents and warrants that such transfer is in compliance with all applicable laws and regulations, and Gateway has obtained any license, consent, permit and authorisation necessary to permit such transfer. The parties agree that such Personal Information is Confidential Information and will be subject to Section 17. Gateway hereby authorizes

     Vsource to disclose and transfer the Personal Information to its Affiliates and Sub-contractors, and their respective officers, employees and agents, including those outside of the jurisdiction in which an end user is located in order that such Affiliates and Sub-contractors may perform the Services.

18.2 Vsource agrees, in respect of Personal Information held in conjunction with this Agreement: (a) to use Personal Information only for the purposes of fulfilling its obligations under this Agreement; (b) not to disclose Personal Information without the written authority of the customer or as required by law and to immediately notify the customer where it becomes aware that a disclosure of Personal Information may be required by law; (c) to comply with the obligations set out in any legislation in force in any relevant jurisdiction during the term concerning privacy or data protection and for that purpose to negotiate in good faith in relation to any amendments required to this Agreement to achieve that compliance; (d) to ensure that each person engaged by Vsource or any Sub-contractor who has access to any Personal Information will not access, use, disclose, or retain Personal Information under this Agreement except in performing their duties of engagement; (e) to immediately notify Gateway when Vsource becomes aware of a breach of clauses (a) to (d) by itself or any Sub-contractor; and (f) to co-operate with any reasonable requests or directions of Gateway arising directly from or in connection with a law of any jurisdiction concerning the security, use, or disclosure of Personal Information.

18.3 Vsource indemnifies Gateway in respect of any liability, loss, or expense incurred by Gateway to the extent that such liability, loss, or expense was caused by a breach of the obligations of Vsource under Sections 17 or 18 of this Agreement.

19.  Force  Majeure

     Should either party be prevented, hindered or delayed from or in performing any of its obligations under this Agreement by a Force Majeure Event, such obligations will be suspended while the Force Majeure Event continues and such party will not be deemed to be in breach of this Agreement. The party claiming a Force Majeure Event shall diligently seek to overcome such Force Majeure Event.

20.  ANNOUNCEMENTS/PUBLICITY

     Gateway agrees that Vsource and Vsource Parent may publicly refer to Gateway and or Gateway, Inc., orally and in writing, as a customer and may list the name "Gateway" and the Gateway Marks in any non-descriptive list of customers of Vsource, including in Vsource's website, its sales materials and the "About Vsource" section of Vsource's press releases. Vsource agrees that Gateway may publicly refer to Vsource, orally and in writing, as a vendor and may use the Vsource Marks in connection therewith. From the Effective Date, any other reference to the other party by either party, including any details of this Agreement or the Services, whether in the form of a press release or otherwise, or any other use of the other party's logo, trade name, trademark or service mark, may be made only with such other party's prior written consent.

21.  DISPUTE  RESOLUTION

     With the exception of (i) disputes involving breach of confidentiality, infringement of a party's intellectual property, or other types of irreparable harm for which injunctive relief through the courts is sought by either party, or (ii) as otherwise provided in this Section 21, neither party shall resort to legal remedies or commence any formal proceedings to resolve a dispute under this Agreement until the parties have attempted to resolve the dispute through the escalation process described in this
     Section 21. The party raising a dispute shall submit to the other party a written notice and supporting material describing all issues and circumstances related to the dispute (a "Dispute Notice"). The designated primary representative of each party shall attempt to resolve the dispute. If the parties' primary representatives fail to resolve the dispute within 15 days from receipt of a Dispute Notice, a Senior Vice President or higher-level officer of each party shall attempt to resolve it. If the Senior Vice Presidents (or higher-level officers) of the parties are unable to resolve the dispute within 30 days from receipt of the Dispute Notice, either Party may commence formal legal proceedings in accordance with
     Section 22.2 below to resolve the dispute. This Section 21 shall not be construed to prevent a party from instituting formal proceedings earlier than indicated in this Section 21 to: (A) avoid the expiration of any applicable limitations period, or (B) preserve a superior creditor position

22.  MISCELLANEOUS

22.1 Neither party may assign or transfer any right or obligation under this Agreement without the prior written consent of the other party. If consent is given, this Agreement shall be binding upon and inure to the benefit of the assigns.

22.2 This Agreement and any Statements of Work shall be governed by and interpreted in accordance with the laws of the State of New York, USA, without giving effect to the conflict of laws principles thereof. Any proceeding to enforce or resolve a dispute relating to this Agreement or any Statement of Work must be brought exclusively in a state or federal court in the State of New York, USA. The parties hereby irrevocably waive any present and future objection to any such venue, and irrevocably consent and submit unconditionally to the exclusive jurisdiction for itself and in respect of any of its property in such court. The parties further agree that final judgment against it in any such action or proceeding arising out of or relating to this Agreement or any Statement of Work shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of the obligation.

     THE PARTIES EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE ARISING OUT OF, OR IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE
     RELATIONSHIP BETWEEN THEM ESTABLISHED BY THIS AGREEMENT, ANY STATEMENT OF WORK AND ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT ENTERED INTO IN CONNECTION WITH THIS AGREEMENT, ANY STATEMENT OF WORK OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

22.3 This Agreement, together with any schedules and exhibits referred to herein, constitutes the entire agreement, and supersedes any previous agreements, between the parties relating to the subject matter of this Agreement.

22.4 Unless otherwise expressly provided for herein, this Agreement may be amended or modified only in writing upon the agreement of both parties.

22.5 A failure to exercise or delay in exercising a right or remedy provided by this Agreement or by law does not constitute a waiver of the right or remedy or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by this Agreement or by law prevents a further exercise of the right or remedy or the exercise of another right or remedy.

22.6 Vsource will provide the Services to Gateway as an independent contractor, and not as an employee, officer or agent of Gateway or as its general partner. In addition, nothing in this Agreement will constitute the parties an association, joint venture or partnership.

22.7 This Agreement may be executed in any number of counterparts, each of which when executed and delivered is an original, but all the counterparts together constitute the same document.

22.8 Each party shall do and execute, or arrange for the doing and executing of, each necessary act, document and thing reasonably within its power to implement this Agreement.

22.9 If any provision of this Agreement is held to be invalid, illegal, unenforceable, in whole or in part, the remaining provisions shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable, comes closest to the economic effect and intention of the parties hereto underlying the invalid, illegal or unenforceable provision.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              VSOURCE  (CI)  LTD
                              By:      /S/  PHILLIP  E.  KELLY
                                       ----------------------------------
                              Name:    PHILLIP  E.  KELLY
                              Title:   Co-Chairman  and  CEO

                              VSOURCE,  INC.
                              By:      /S/  PHILLIP  E.  KELLY
                                       ----------------------------------
                              Name:    PHILLIP  E.  KELLY
                              Title:   Co-Chairman  and  CEO

                              GATEWAY  JAPAN,  INC.
                              By:      /S/  THOMAS  W.  REEDY
                                       ----------------------------------
                              Name:    THOMAS  W.  REEDY
                              Title:   Treasurer

                                   SCHEDULE 1
                             DESCRIPTION OF SERVICES

Vsource will provide the following support services to end users ("End User") of Gateway Products in the Territory in accordance with, and subject to, the terms and conditions of the Warranties applicable to such Gateway Products and the service levels specified in Schedule 4 to this Agreement:
                                -----------

1.   TECHNICAL  SUPPORT  SERVICES

     Vsource shall provide technical support by responding to telephone, email, fax, post, inquiries from field service engineers of Sub-contractors, and other inquiries from End Users (each, a "Call") to Vsource's technical support call centers (each, a "Call Center"). All Calls will be answered in person or, if a telephone call is received outside of the operating hours specified in Schedule 4 to this Agreement (the "SLAs"), electronically with
                  ----------
     voice  messaging.

     Vsource will, to the extent reasonably practicable, endeavor to identify itself to End Users as "Gateway" when responding to Calls, including using "Gateway" in the email domain name when responding to email inquiries.

2.   FIELD  SERVICES

     Vsource  shall  provide  the  following  field  services:

     2.1  OnSite  Service

     Upon the issuance of a service request from a Call Center, Vsource will arrange for a technician to arrive at an End User's location to make diagnoses, make repairs and/or replace parts. Vsource will manage on a daily basis the status of each service request for actions taken, each service request that cannot be completed at an End User's location and parts consumption during the course of hardware resolution.

     2.2  Return  To  Base  (RTB)

     Upon the issuance of a service request from a Call Center, Vsource shall arrange for an End User's Gateway Product to be delivered to a designated depot center (a "Depot"), at Vsource's sole cost. At the Depot, Vsource shall make a diagnosis, make repairs and/or replace the Gateway Product or parts thereof. Upon the completion of repairs and/or replacement, Vsource shall arrange for the repaired or replaced Gateway Product to be shipped back to the End User, at Vsource's sole cost. Vsource will manage on a daily basis the status of each service request for actions taken, each service request that cannot be completed by repair or replacement of parts, and parts consumption during the course of hardware resolution.

     2.3  Parts  Exchange/Parts  Only  Warranty  (POW)

     Upon the issuance of a service request from a Call Center, Vsource shall instruct an End User on how to return parts from such End User's Gateway Product to a designated logistics location ("Logistics Location") for parts exchange. On receipt and verification of such returned parts, Vsource will ship the replacement parts to such End User. Vsource shall bear all costs associated with shipping parts from an End User to a Logistics Location and back to the End User. Vsource will manage on a daily basis the status of each service request for parts only dispatches.

3.   PARTS  MANAGEMENT

     Vsource shall manage the inventory and supply of spare parts necessary to perform the Services, including as appropriate planning of stockpile levels, parts return and repair management with OEM manufacturers and/or third parties performing component repair, and purchase of parts. Vsource shall bear all costs and risks associated with any acquisition of spare parts following the Effective Date.

4.   EXCLUSIONS

     Notwithstanding  the foregoing, the Services do not include any support of:

     (a) the operating, utility or application software programs (including customized integrated services applications) installed or included in the Gateway Products except for configuration of operating systems and re-installation of operating systems on Gateway Products using (i) in the case of on-site services, media provided by the End User and (ii) in the case of RTB services, media provided by Gateway; or

     (b) accessories or products purchased by End Users from third party vendors.

     Subject to the terms and conditions of the Agreement, Vsource may undertake to provide the support services set forth in paragraphs (a) and (b) to End Users pursuant to separate arrangements entered into between Vsource and such End Users.

5.   ESCALATION  PROCESS

     Gateway and Vsource shall agree in a separate document no later than the Effective Date on a process by which:

     (a) End User complaints may be managed and escalated with a view towards minimizing litigation against and the liability of Gateway;

     (b) End Users that decline to speak with personnel of Vsource or a Sub-contractor and expressly seek to speak with Gateway may be managed and escalated to Gateway; and

     (c) technical support inquiries that cannot be resolved by technicians of Vsource or a Sub-contractor may be managed and escalated to Gateway personnel.

6.   OTHER

     Gateway and Vsource shall agree on procedures in each market to respond to End User queries about Gateway or products and services purchased from Gateway that are beyond the scope of this Agreement, including internet access, third party hardware and software, recycling, etc. (each, a "Non-Technical Support Call". Such responses will typically involve providing the End User with details on how to contact the appropriate third party who can respond to such queries.

                                   SCHEDULE 2

                                CUSTOMER DATABASE

Customer  Database  to  be  provided  under  separate  cover.

                                   SCHEDULE 3

                                SCHEDULE OF FEES

Pricing  Schedule  (US  dollars)

[*Confidential information omitted and filed separately with the Securities and Exchange Commission]

1.  Definitions.  For  purposes  of  this  Schedule 3, the following terms shall
                                           ----------
    have  the  following  meanings:

Fixed  Pricing:  the  minimum  amount  of  Fees to be paid by Gateway each month
--------------

Fixed  Call Volume:  the maximum number of Calls that may be received by Vsource
------------------
each month before Gateway will be charged for Incremental Calls; if the number of Calls received during a month is less than or equal to the Fixed Call Volume, then the Fees for such month shall equal the Fixed Pricing for such month

Incremental  Calls:  each  Call  received by Vsource during a month in excess of
------------------
the Fixed Call Volume for such month (e.g., if Vsource receives 10,000 Calls during a month and the Fixed Call Volume for such month is 9,000, then Vsource has received 1,000 Incremental Calls)

Cost  per  Incremental  Call:  the amount that Gateway will be invoiced for each
----------------------------
Incremental  Call  received  by  Vsource  during  a  month

Call:  each telephone call, email, fax, or postal communication from an End User
----
received  by  Vsource

2.  Assumptions.

email:  A  Call  comprised  of  an  email  or  series  of related emails will be
-----
considered completed when (i) the End User that sent the email informs Vsource that the problem identified has been resolved or (ii) no response has been received from such End User within 3 days after the last email sent to such End User

Toll  free calls for Japan:  In Japan, 60% of all telephone calls from End Users
--------------------------
will be toll calls and 40% of telephone calls will be toll free calls. If the number of toll free calls received from End Users during a month exceed 40% of all telephone calls received from End Users during such month, Vsource shall invoice Gateway at cost for the incremental toll free charges.

3. Review. Vsource and Gateway shall review the Fixed Call Volumes annually and will revise the Fixed Call Volumes for the next year as mutually agreed. Such reviews shall commence no later than 90 days prior to each anniversary of the Effective Date and conclude within 30 days thereafter. Should the parties, after negotiating in good faith, be unable to reasonably agree on revisions (if any) on Fixed Call Volumes for the next year by the 60th day prior to the anniversary of the Effective Date, then Gateway shall have the right to terminate this Agreement as of that anniversary of the Effective Date. For the avoidance of doubt, the amounts of the Fixed Pricing and the Cost per Incremental Call shall not be subject to this review, except that should the run rate of Fixed Call Volumes (excluding Non-Technical Support Calls and any Calls relating to Recalled Products per Item 4 of this Schedule 4) immediately preceding such review exceed 110% of the forecasted Fixed Call Volumes for that period in any market then the parties agree to negotiate in good faith reasonable adjustments to the Fixed Pricing, Cost per Incremental Call, Hours of Operation, and/or Service Level Metrics for the next year in such market.

4.  Exclusions.  Notwithstanding  any  of  the  foregoing  in  this  Schedule 3:
                                                                     ----------

Exception  Warranties:  Gateway  has  informed  Vsource  that  certain  Gateway
---------------------
Products may be covered by Warranties that (i) require service levels exceeding the service levels set forth in Schedule 4 of this Agreement or (ii) require the
                                ----------
same  service  levels as those set forth in Schedule 4 but have different levels
                                            ----------
of coverage (e.g., a dedicated engineer) (together, the "Exception Warranties"). The Fees set forth in this Schedule 3 shall not apply to Services performed with
                           ----------
respect to Gateway Products covered by Exception Warranties. Instead, Vsource shall charge Gateway on a time and materials basis for such Services, at rates to be mutually agreed between Gateway and Vsource.

Recalls:  The  Fees  set  forth  in  this Schedule 3 shall not apply to Services
-------                                   ----------
provided with respect to a general recall of or repair/replacement of a uniform defect in Gateway Products, parts thereof or Parts provided under this Agreement ("Recalled Products"). Instead, Vsource and Gateway shall agree upon the fees to be charged for Services relating to Recalled Products.

5. Years 4 and 5. In the event that the Agreement is renewed in accordance with its terms, the parties will agree on Service Levels and Fees for each market in Years 4 and 5 consistent with the review process set forth herein, but in no event shall aggregate Fees in each market be greater than 75% of the aggregate Fees paid in such market in Year 3.

6.  Currency.  All  Fees  will  be  priced  and  invoiced  in  US  dollars.

                                   SCHEDULE 4

                            SERVICE LEVEL AGREEMENTS

Hours  of  Operation  for  Technical  Support  Services  (1):
-------------------------------------------------------------

Country         Consumer       Business        Server
------------  -------------  -------------  -------------
                                9am to 6pm    9am to 6 pm
Japan                24 x 7      Mon - Sat      Mon - Fri
------------  -------------  -------------  -------------
Asia
(Malaysia        9am to 8pm     9am to 8pm     9am to 8pm
Time)             Mon - Fri      Mon - Fri      Mon - Fri
------------  -------------  -------------  -------------
Australia
(Eastern         8am to 9pm     8am to 9pm     8am to 9pm
Time)             Mon - Fri      Mon - Fri      Mon - Fri
------------  -------------  -------------  -------------
              8:30am to 9pm  8:30am to 7pm  8:30am to 7pm
New Zealand       Mon - Fri      Mon - Fri      Mon - Fri
------------  -------------  -------------  -------------
____________________
(1)  All  times  are  local

Service  Level  Metrics:
------------------------

              Years 1-3
              ---------
                 ANZ                Japan                Asia
              -------------------  ------------------  ------------------
              Consumer   Business  Consumer  Business  Consumer  Business
              ---------  --------  --------  --------  --------  --------

Average            [**]      [**]      [**]      [**]      [**]      [**]
email
response

Average            [**]      [**]      [**]      [**]      [**]      [**]
speed
to answer

Average talk       [**]      [**]      [**]      [**]      [**]      [**]
time

Average            [**]      [**]      [**]      [**]      [**]      [**]
Abandonment
rate

Average            [**]      [**]      [**]      [**]      [**]      [**]
onsite
attendance
turnaround

Average            [**]      [**]      [**]      [**]      [**]      [**]



                                       81

RTB
repair
turnaround

Average            [**]      [**]      [**]      [**]      [**]      [**]
parts
exchange
turnaround

**Confidential  information omitted and filed separately with the Securities and
--------------------------------------------------------------------------------
Exchange  Commission
--------------------

Service  Level  Description  and  Assumptions:
----------------------------------------------

     1.   Email  Response  Time

          - The amount of time from receipt of an email from an End User to the time a Call Center technical support agent responds to such email, exclusive of hours not within an applicable Call Center's operating hours

     2.   Speed  to  Answer

          - The amount of time that an End User calling during Call Center operating hours is in the queue before being answered by a Call Center technical support agent

     3.   Talk  Time

          - The amount of time a Call Center technical support agent spends on a Call with an End User before either resolving the Call or escalating the Call

     4.   Abandonment  Rate

          - The percentage of calls from End Users during Call Center operating hours that are not answered by a Call Center technical support agent and subsequently abandoned by End Users

     5.   Onsite  Attendance  Turnaround

          - The number of days from the first working day after the day on which a service request has been issued to the day that a technician arrives at an End User's location to perform on-site services, exclusive of non-business days and days during which the on-site visit is deferred at such End User's request (e.g., if Vsource informs an End User that an on-site technician is available to arrive on Monday but such End User requests that the on-site technician not arrive until Thursday, then Monday, Tuesday and Wednesday would not be included when calculating Onsite Attendance Turnaround)

     6.   RTB  Repair  Turnaround

          - The number of days from the first working day after the day on which a Gateway Product arrives at a Vsource Depot to the day that the repaired or replaced Gateway Product is ready to be shipped back to the End User, exclusive of non-business days

     7.   Parts  Exchange  Turnaround

          - The number of days from the first working day after the day on which a Gateway Product part arrives at a Vsource Logistics Location to the day that a replacement or repaired part is ready to be shipped back to the End User, exclusive of non-business days

Assumptions:
------------
-    No  Blocked  Calls
-    Vsource  performance  of  service  levels  to  be  reviewed  quarterly
- The same Warranty Contact Details will be maintained, with telephone and telefacsimile numbers being transferred to Vsource
-    Options  for  chargeable  support  for  faster  response  time
-    Hours  of  operation  to  be  maintained
-    All  charges  inclusive  of  telecommunication  costs
- The parties may adjust Hours of Operation and Service Level Metrics, as well as related fees, as agreed during the course of this Agreement

Review:
-------
Beginning 90 days prior to the first and second anniversaries of the Effective Date (and any subsequent anniversaries if this Agreement is renewed in accordance with its terms), and concluding no later than 60 days prior to each such anniversary, Vsource and Gateway shall review and mutually agree upon adjustments to the Hours of Operation and Service Level Metrics set forth in this Schedule 4. While the parties shall mutually agree upon any increased
      -----------
Hours of Operation and Service Level Metrics (e.g., going from [**Confidential information omitted and filed separately with the Securities and Exchange Commission]% to [**Confidential information omitted and filed separately with the Securities and Exchange Commission]% average abandonment rate in Japan), Gateway shall have the right to direct reduced Hours of Operations and Service Level Metrics (e.g., going from [**Confidential information omitted and filed separately with the Securities and Exchange Commission]% to [**Confidential information omitted and filed separately with the Securities and Exchange Commission]% average abandonment rates in Japan).

                                   SCHEDULE 5

                        EXISTING GATEWAY SUB-CONTRACTORS

1.  Ricoh  Technonet  Company  (Maintenance Service Agreement dated September 1,
    1995)
2.  Uniadex,  Ltd.  (Service  Agreement  dated  November  1,  1999)

                                   SCHEDULE 6

                                SCHEDULE OF PARTS

Schedule  of  Parts  to  be  provided  under  separate  cover.

                                   SCHEDULE 7

                                     REPORTS

Reports in the following formats will be provided on a monthly basis:

REPORT NO 1.                                                 REPORT FORMAT
------------                                                 -------------

VOLUME  -  TECHNICAL  SUPPORT
-----------------------------
                                                                             Countries
                                                              ----------------------------------------
(a) Telephone                              Volume/Month       Asia       Australia  New Zealand  Japan
                                           -----------------  ---------  ---------  -----------  -----
                                           Calls In
                                           -----------------  ---------  ---------  -----------  -----
                                           Calls Answered
                                           -----------------  ---------  ---------  -----------  -----


(b) Email                                                                    Countries
                                                              ----------------------------------------
                                           Volume/Month       Asia       Australia  New Zealand  Japan
                                           -----------------  ---------  ---------  -----------  -----
                                           Email-Inbound
                                           -----------------  ---------  ---------  -----------  -----
                                           EMAIL CLOSED
                                           -----------------  ---------  ---------  -----------  -----


(c) Non-Tech Support Calls                                                   Countries
                                                              ----------------------------------------
                                                              Asia       Australia  New Zealand  Japan
                                           -----------------  ---------  ---------  -----------  -----
                                           Volume/Month
                                           -----------------  ---------  ---------  -----------  -----


(d) Aging Response Time Report                                               Countries
                                                              ----------------------------------------
                                                              Asia       Australia  New Zealand  Japan
                                           -----------------  ---------  ---------  -----------  -----
                                           email
                                           -----------------  ---------  ---------  -----------  -----
                                           tel support
                                           -----------------  ---------  ---------  -----------  -----
                                           on site
                                           -----------------  ---------  ---------  -----------  -----
                                           return to base
                                           -----------------  ---------  ---------  -----------  -----
                                           parts exchange
                                           -----------------  ---------  ---------  -----------  -----


                                       86

Volume - Field Service
                                                                             Countries
                                                              ----------------------------------------
                                           No Of Calls/Month  Asia       Australia  New Zealand  Japan
                                           -----------------  ---------  ---------  -----------  -----
                                           On Site Calls
                                           -----------------  ---------  ---------  -----------  -----
                                           RTB
                                           -----------------  ---------  ---------  -----------  -----
                                           POW
                                           -----------------  ---------  ---------  -----------  -----

REPORT  NO.  2                                                            REPORT  FORMAT
--------------                                                           --------------

Technical Support - SLA Target Percentage
----------------------------------------------
                                                                            YEARS 1-3
                           -------------------------------------------------------------------------------------------------
                                                                            Countries
                           -------------------------------------------------------------------------------------------------
                                           Asia                             Australia                       New Zealand
                           ----------------------------------  ----------------  ---------------- ----------------- --------
                               Consumer           Business          Consumer         Business         Consumer      Business
                           ----------------  ----------------  ----------------  ---------------- ----------------- --------
% Of Target SLA vs Actual  Vsource  GTW SLA  Vsource  GTW SLA  Vsource  GTW SLA  Vsource  GTW SLA  Vsource  GTW SLA  Vsource
-------------------------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Average email response                 [**]              [**]              [**]              [**]              [**]
-------------------------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Average speed to answer                [**]              [**]              [**]              [**]              [**]
-------------------------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Average talk time                      [**]              [**]              [**]              [**]              [**]
-------------------------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Average abandonment rate               [**]              [**]              [**]              [**]              [**]
-------------------------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Average onsite attendance
turnaround                             [**]              [**]              [**]              [**]              [**]
-------------------------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Average RTB repair
turnaround                             [**]              [**]              [**]              [**]              [**]
-------------------------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Average parts exchange
turnaround                             [**]              [**]              [**]              [**]              [**]
-------------------------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

                                                 Japan
                                    ---------------------------------
                                       Consumer          Business
                           -------  ----------------  ----------------
% Of Target SLA vs Actual  GTW SLA  Vsource  GTW SLA  Vsource  GTW SLA
-------------------------  -------  -------  -------  -------  -------
Average email response        [**]              [**]              [**]
-------------------------  -------  -------  -------  -------  -------
Average speed to answer       [**]              [**]              [**]
-------------------------  -------  -------  -------  -------  -------
Average talk time             [**]              [**]              [**]
-------------------------  -------  -------  -------  -------  -------
Average abandonment rate      [**]              [**]              [**]
-------------------------  -------  -------  -------  -------  -------
Average onsite attendance
turnaround                    [**]              [**]              [**]
-------------------------  -------  -------  -------  -------  -------
Average RTB repair
turnaround                    [**]              [**]              [**]
-------------------------  -------  -------  -------  -------  -------
Average parts exchange
turnaround                    [**]              [**]              [**]
-------------------------  -------  -------  -------  -------  -------

** Confidential information omitted and filed separately with the Securities and Exchange Commission

      REPORT  NO.  3             REPORT FORMAT
      --------------             -------------
------------------------------------------------------------------------------------
COST
                                                             Countries
                                                 -----------------------------------
                                 Cost Category  Asia  Australia  New Zealand  Japan
                                 -------------  ----  ---------  -----------  ------
                                 Fixed Cost
                                 -------------  ----  ---------  -----------  ------
                                 Variable Cost
                                 -------------  ----  ---------  -----------  ------

      REPORT  NO.  4             REPORT FORMAT
      --------------             -------------

TECHNICAL SUPPORT & FIELD SERVICES -  BACKLOGS
                                                             Countries
                                                 -----------------------------------
                                                 Asia  Australia  New Zealand  Japan
                                                 ----  ---------  -----------  -----
                                 Email
                                 -------------  ----  ---------  -----------  ------
                                 Telephone
                                 -------------  ----  ---------  -----------  ------
                                 Onsite Service
                                 -------------  ----  ---------  -----------  ------
                                 RTB
                                 -------------  ----  ---------  -----------  ------
                                 Parts Exchange
                                 -------------  ----  ---------  -----------  ------

      REPORT  NO.  5             REPORT FORMAT
      --------------             -------------

CUSTOMER COMPLAINTS & ESCALATION
                                                               Countries
                                                   -----------------------------------
                                                   Asia  Australia  New Zealand  Japan
                                                   ----  ---------  -----------  -----
                                            Delay
                                            -----  ----  ---------  -----------  -----
                       Customer Complaints   [**]
                       -------------------  -----  ----  ---------  -----------  -----
                                             [**]
                                            -----  ----  ---------  -----------  -----
                                             [**]
                       ===================  =====  ====  =========  ===========  =====
                       Escalation *          [**]
                                            -----  ----  ---------  -----------  -----
                                             [**]
                                            -----  ----  ---------  -----------  -----
                                             [**]
                       -------------------  -----  ----  ---------  -----------  -----
                       *summary of
                       each escalation
                       attached

** Confidential information omitted and filed separately with the Securities and Exchange Commission


                                    EXHIBIT A
                                  GATEWAY MARKS


COUNTRY                     TRADEMARK              APPLICATION   REGISTRATION
                             NUMBER                   NUMBER
--------------  ---------------------------------  ------------  ------------
Australia       GATEWAY SOLO                             677725        677725
Australia       VIVITRON                                 639612        639612
Australia       GW2K WORD MARK                           675483        675483
Australia       COLORBOOK                                638966        638966
Australia       GATEWAY 2000 FAMILY PC WORD MARK         635682        635682
Australia       GATEWAY 2000 WORD MARK                   560924        560924
Australia       BLACK AND WHITE SPOT DESIGN              638965        638965
Australia       GATEWAY WORD MARK
Australia       SOLO                                     675544        675544
Australia       DESTINATION                              663067        663067
Australia       G DESIGN                                 638964        638964
Australia       HANDBOOK                                 638967        638967
Australia       GATEWAY COUNTRY                          733273        733273
Australia       GATEWAY 2000 COUNTRY                     733273        733273
Australia       PERFECT SCHOLAR                          741829        741829
Australia       GATEWAY (GREEN)                          765373
Australia       GATEWAY (GREEN BOX ABOVE)                765378        765378
Australia       GATEWAY (GREEN BOX LEFT)                 765375        765375
Australia       GATEWAY COUNTRY (GREEN BOX
                ABOVE)
Australia       COW SPOTTED BOX                          765377        765377
Australia       YOUR:)WARE                               772407        772407
Australia       GATEWAYNET (WORD MARK)                   774535        774535
Australia       GATEWAYNET WELCOME TO YOUR               777473        777473
                WEB (DESIGN)
Australia       GATEWAYNET (DESIGN)                      777472        777472
Australia       NET (DESIGN)                             777471        777471
Australia       GATEWAY PROFILE                          780615        780615
Australia       GATEWAY NEO                              805403        805403
Australia       GATEWAY@WORK                             825089        825089
Australia       TRACTOR SEAT & DESIGN                    830999
Australia       INTERIOR OF SILO WITH DESK AND           831002
                CHAIRS
Australia       CORRUGATED BOOTHS & DESIGN               831000
Australia       GATEWAY COMMUNICATIONS GROUP             744865
Bangladesh      BLACK AND WHITE SPOT DESIGN               71661
Bangladesh      GATEWAY WORD MARK                         71504
Bangladesh      GATEWAY WORD MARK
Bangladesh      SOLO                                      71503
Bangladesh      GATEWAY (GREEN BOX ABOVE)                 71662
Brunei          BLACK AND WHITE SPOT DESIGN               34075
Brunei          GATEWAY (WORD MARK)                       34076
Brunei          GATEWAY NEO                               30759         26361
China           VIVITRON                               95017149        926596
China           BLACK AND WHITE SPOT DESIGN          9900040448       1447429
China           GATEWAY WORD MARK                     970060654
China           GATEWAY WORD MARK
China           SOLO                                 9900123204


                                       90

COUNTRY                     TRADEMARK              APPLICATION   REGISTRATION
                             NUMBER                   NUMBER
--------------  ---------------------------------  ------------  ------------
China           DESTINATION                            95024294        942662
China           GATEWAY 2000 STYLIZED                 970060655
China           ALR                                   960121065       1163278
China           GATEWAY (GREEN)                      9800090777
China           GATEWAY (GREEN BOX ABOVE)            9800090779
China           GATEWAY (GREEN BOX LEFT)             9800090780
China           GATEWAY COUNTRY (GREEN BOX ABOVE)
China           COW SPOTTED BOX                      9800090778       1396310
China           YOUR:)WARE                           9900119023
China           GATEWAY COUNTRY (GREEN BOX
                LEFT)
China           GATEWAY (WORD MARK)                  9900075197       1436872
China           GATEWAY (WORD MARK)                  9900075195       1452701
China           GATEWAY (WORD MARK)                  9900075199       1455437
China           GATEWAY (WORD MARK)                  9900075198       1463975
China           GATEWAY NEO                          2000019845
China           GATEWAY@WORK (& DESIGN)              2000039747       1591711
China           TRACTOR SEAT & DESIGN                2000056315
China           SILO & DESIGN                        2000056317
China           INTERIOR OF SILO WITH DESK AND       2000056316
                CHAIRS
China           CORRUGATED BOOTHS & DESIGN           2000056314
Indonesia       BLACK AND WHITE SPOT DESIGN           D00-13280
Indonesia       GATEWAY WORD MARK                     D00-13281
Indonesia       GATEWAY NEO                            D9918753
Japan           GATEWAY SOLO                            7117616       4338201
Japan           VIVITRON                               10269794       3291800
Japan           VIVITRON                               13076886      21586372
Japan           GW2K WORD MARK                          7108044       4057805
Japan           GATEWAY 2000 WORD MARK                  8170491       4289812
Japan           BLACK AND WHITE SPOT DESIGN            10172494       3297919
Japan           GATEWAY WORD MARK
Japan           SOLO
Japan           DESTINATION                            10269594       3291798
Japan           WONDERWORKS                              770337       4070468
Japan           G DESIGN                               10172394       3297918
Japan           GATEWAY 2000 STYLIZED                  11083697       4240016
Japan           DESTINATION KATAKANA                   10269694       3291799
Japan           HANDBOOK KATAKANA                      10172594       3346383
Japan           GATEWAY COUNTRY                        11083797       4263364
Japan           GATEWAY 2000 COUNTRY                   11083897       4263365
Japan           GATEWAY 2000 COUNTRY                   11083797       4263364
Japan           GATEWAY FAMILY PC                    1049731997       4354849
Japan           GATEWAY (GREEN)                         1052962
Japan           GATEWAY (GREEN BOX ABOVE)               1052964       4316862
Japan           GATEWAY (GREEN BOX LEFT)                1052965       4316863
Japan           GATEWAY COUNTRY (GREEN BOX
                ABOVE)
Japan           COW SPOTTED BOX                         1052963       4316861
Japan           YOUR:)WARE                              1094967


                                       91

COUNTRY                     TRADEMARK              APPLICATION   REGISTRATION
                             NUMBER                   NUMBER
--------------  ---------------------------------  ------------  ------------
Japan           GATEWAY COUNTRY (GREEN BOX
                LEFT)
Japan           GATEWAYNET (WORD MARK)                  1089901       4352227
Japan           GATEWAYNET WELCOME TO YOUR              1095981       4366116
                WEB (DESIGN)
Japan           GATEWAYNET (DESIGN)                     1095982       4364171
Japan           NET (DESIGN)                           10-95983       4364172
Japan           WELCOME TO YOUR WEB (WORD               1091774       4352961
                MARK)
Japan           GATEWAY PROFILE                        10109569       4363365
Japan           GATEWAY NEO                             1178035
Japan           GATEWAY@WORK (& DESIGN)
Japan           GATEWAY SELECT                         20005646
Japan           TRACTOR SEAT & DESIGN                 200038577
Japan           SILO & DESIGN                         200038578
Japan           INTERIOR OF SILO WITH DESK AND        200038579
                CHAIRS
Japan           CORRUGATED BOOTHS & DESIGN            200038580
Japan           JI-SAKU-KI                            200017786       4464394
Japan           GATEWAY HOME                          200116406
Malaysia        GATEWAY 2000 WORD MARK                 MA587391       9105873
Malaysia        SOLO
Malaysia        GATEWAY 2000 COUNTRY                 MA/2341/98
Malaysia        GATEWAY (GREEN)                     MA/10755/98
Malaysia        GATEWAYNET (DESIGN)                  2000/17549
Malaysia        GATEWAYNET (WORD MARK)               2000/16891
Malaysia        YOUR:)WARE                             03021/99
Malaysia        COW SPOTTED BOX                     MA/10780/98
Malaysia        COW SPOTTED BOX                     MA/10756/98
Malaysia        GATEWAY (GREEN BOX LEFT)              MA1077998
Malaysia        GATEWAY (GREEN BOX LEFT)               98/10758
Malaysia        GATEWAY (GREEN BOX ABOVE)           MA/10757/98
Malaysia        GATEWAY (GREEN BOX ABOVE)           MA/10778/98
Malaysia        CORRUGATED BOOTHS & DESIGN            200004297
Malaysia        INTERIOR OF SILO WITH DESK AND        200004296
                CHAIRS
Malaysia        SILO & DESIGN                         200004295
Malaysia        TRACTOR SEAT & DESIGN                 200004294
Malaysia        GATEWAY@WORK (& DESIGN)              2000/01546
Malaysia        GATEWAY NEO                            99/09801
Malaysia        GATEWAY (WORD MARK)                  2000/13911
Malaysia        GATEWAY PROFILE                      2000/16890
Malaysia        GATEWAY COUNTRY                      MA/2342/98
Malaysia        GATEWAY WORD MARK                     200002208
Malaysia        BLACK AND WHITE SPOT DESIGN            03022/99
Myanmar         BLACK AND WHITE SPOT DESIGN
Myanmar         GATEWAY WORD MARK
Myanmar         SOLO
Myanmar         GATEWAY (GREEN BOX ABOVE)


                                       92

COUNTRY                     TRADEMARK              APPLICATION   REGISTRATION
                             NUMBER                   NUMBER
--------------  ---------------------------------  ------------  ------------
New Zealand     GATEWAY 2000 WORD MARK                   211842       B211842
New Zealand     BLACK AND WHITE SPOT DESIGN              609267        609267
New Zealand     GATEWAY WORD MARK
New Zealand     GATEWAY 2000 STYLIZED                    244679        244679
New Zealand     GATEWAY (GREEN)                          293342
New Zealand     GATEWAY (GREEN)                          293343
New Zealand     GATEWAY (GREEN BOX ABOVE)                293346        293346
New Zealand     GATEWAY (GREEN BOX ABOVE)                293347        293347
New Zealand     GATEWAY (GREEN BOX LEFT)                 293348        293348
New Zealand     GATEWAY (GREEN BOX LEFT)                 293349        293349
New Zealand     GATEWAY COUNTRY (GREEN BOX
                ABOVE)
New Zealand     COW SPOTTED BOX                          293344        293344
New Zealand     COW SPOTTED BOX                          293345        293345
New Zealand     YOUR:)WARE                               297882        297882
New Zealand     YOUR:)WARE                               297883        297883
New Zealand     YOUR:)WARE                               297884        297882
New Zealand     YOUR:)WARE                               297885        297885
New Zealand     GATEWAY COUNTRY (GREEN BOX
                LEFT)
New Zealand     GATEWAYNET (WORD MARK)                   299129        299129
New Zealand     GATEWAYNET WELCOME TO YOUR               301503        301503
                WEB (DESIGN)
New Zealand     GATEWAYNET (DESIGN)                      301504        301504
New Zealand     NET (DESIGN)                             301505        301505
New Zealand     GATEWAY NEO                              317079        317079
New Zealand     GATEWAY@WORK (& DESIGN)                  607888        607888
New Zealand     TRACTOR SEAT & DESIGN                    612163        612163
New Zealand     SILO & DESIGN                            612164        612164
New Zealand     INTERIOR OF SILO WITH DESK AND           612165        612165
                CHAIRS


                                       93

COUNTRY                     TRADEMARK              APPLICATION   REGISTRATION
                             NUMBER                   NUMBER
--------------  ---------------------------------  ------------  ------------
New Zealand     CORRUGATED BOOTHS & DESIGN               612166        612166
Pakistan        GATEWAY NEO                              158246
Singapore       GATEWAY SOLO                         T01/07046E
Singapore       VIVITRON                                S774794        774794
Singapore       GATEWAY 2000 WORD MARK                S/7360/91       7360/91
Singapore       BLACK AND WHITE SPOT DESIGN          T99/03474H
Singapore       GATEWAY WORD MARK                     T9912855F
Singapore       SOLO                                 T01/07045G
Singapore       DESTINATION                             S211495        211495
Singapore       PERFECT SCHOLAR                        S1049797    T97/10497H
Singapore       GATEWAY (GREEN BOX ABOVE)             T9910669B
Singapore       GATEWAY (GREEN BOX LEFT)              T991067OF
Singapore       COW SPOTTED BOX                       T9909692A
Singapore       YOUR:)WARE                           T99/03473Z    T99/03473Z
Singapore       GATEWAY (WORD MARK)                  T00/17432A
Singapore       GATEWAY NEO                          T99/11058D
Singapore       GATEWAY@WORK (& DESIGN)               T0002390J
Singapore       TRACTOR SEAT & DESIGN                 T0005931Z
Singapore       SILO & DESIGN                         T0005930A
Singapore       INTERIOR OF SILO WITH DESK AND        T0005929H
                CHAIRS
Singapore       CORRUGATED BOOTHS & DESIGN            T0005928Z
Taiwan          GATEWAY 2000 WORD MARK                  8041208        577929
Taiwan          GATEWAY NEO                            88044077        925040
Taiwan          BLACK AND WHITE SPOT DESIGN I          88042276
Taiwan          GATEWAYNET (WORD MARK)                  8940768
Taiwan          GATEWAY WORD MARK                      89040278
Thailand        BLACK AND WHITE SPOT DESIGN              397039        114807
Thailand        SOLO                                     454798
Thailand        GATEWAY 2000 STYLIZED                    326001
Thailand        GATEWAY 2000 STYLIZED                    313455       TM74637
Thailand        GATEWAY 2000 STYLIZED                    313448       TM74639
Thailand        GATEWAY 2000 STYLIZED                    313452       TM74638
Thailand        GATEWAY NEO
Viet Nam        BLACK AND WHITE SPOT DESIGN        4-2001-00675
Viet Nam        GATEWAY WORD MARK                         31360
Viet Nam        SOLO                               4-2001-00673
Viet Nam        GATEWAY 2000 STYLIZED                     31361
Viet Nam        GATEWAY (GREEN BOX ABOVE)          4-2001-00674
Viet Nam        GATEWAY (WORD MARK)                4-2001-00676